September 13, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 13, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY AGGRESSIVE EQUITY FUND
Dated September 30, 2004

On August 25, 2005, the Board of Trustees of Morgan Stanley Aggressive Equity Fund (the "Fund") approved the use of the Russell 3000 Growth Index to define the capitalization range of securities in which the Fund may invest. It is a standard industry practice to use the index against which a fund is benchmarked to define the capitalization range of securities in which the fund may invest.

The Fund is benchmarked to the Russell 3000 Growth Index, but the Prospectus does not specify the market capitalization range of securities in which the Fund may invest.

As of June 30, 2005, the market capitalization range of the Russell 3000 Growth Index was $68 million to $367.5 billion. The universe of the Fund's potential investments will not change to any degree that will negatively impact the management of the Fund or its shareholders. The Fund will not change its investment strategy, philosophy or discipline. Additionally, there will be no material change in the day-to-day operation of the Fund.

Additionally, the first sentence of the third paragraph in the section of the Fund's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or local shares of emerging market countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

36052SPT-02